SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2008
Date of Report
(Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-32877	04-3562325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7 Wells Avenue Newton, Massachusetts 02459
(Address of principal executive offices) (Zip code)

(617) 559-0033
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 7, 2008, Pro-Pharmaceuticals, Inc. (the “Company”) issued a news release announcing its financial results for the three and nine months ended September 30, 2008. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits.

Exhibit Number

99.1	News release of Pro-Pharmaceuticals, Inc., dated November 7, 2008, entitled “Pro-Pharmaceuticals Reports Third Quarter Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

		By:	/s/ Anthony D. Squeglia
Anthony D. Squeglia
Chief Financial Officer

Date:	November 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	News release dated November 7, 2008 entitled “Pro-Pharmaceuticals Reports Third Quarter Results”.